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                         SANFORD C. BERNSTEIN FUND, INC.

    Supplement dated March 14, 2000 filed pursuant to Rule 497(e) of the Securities Exchange Act of 1933 to the Statement of Additional Information dated February 1, 2000 pursuant to Post-Effective Amendment No. 21 (File Nos. 33-21844; 811-5555), which was filed with the Securities and Exchange Commission on January 28, 2000.

         The first paragraph under the heading "Manager and Distributor" in the Statement of Additional Information (page 166 of the Post-Effective Amendment filing referred to above) shall be amended to read as follows:

             Manager. Sanford C. Bernstein & Co., Inc. ("Bernstein" or the "Manager"), 767 Fifth Avenue, New York, New York 10153, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios under which Bernstein acts as investment adviser for each of the Portfolios. Bernstein is wholly-owned by Sanford C. Bernstein Inc., a closely held Delaware holding corporation. Sanford C. Bernstein Inc. is controlled by its Board of Directors which consists of the following individuals: Andrew S. Adelson, Kevin R. Brine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Arthur W. Fried, Michael L. Goldstein, Roger Hertog, Thomas S. Hexner, Gerald M. Lieberman, Marc O. Mayer, Jean Margo Reid, Lewis
             A. Sanders, and Francis H. Trainer, Jr. The Board of Directors of Bernstein is comprised of these same individuals. Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Bernstein manages the investment of each Portfolio's assets. Bernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Management Agreements. Bernstein is free to render similar services to others.